                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77O

The Trust had the following Rule 10f-3 transactions for the six months period ended December 31, 2006:

                               JOHN HANCOCK TRUST
                           UBS GLOBAL ASSET MANAGEMENT
                         QUARTER ENDED DECEMBER 31, 2006

                           JHT GLOBAL ALLOCATION TRUST

     10F-3 TRANSACTIONS

                                            EXECUTION    SELLING      NET
SECURITY             SHARES/PAR     DATE      PRICE*   CONCESSION  PROCEEDS*
--------             ----------  ---------  ---------  ----------  ---------
Experian Group 144A     7,420    10/9/2006    L5.60      L0.1375    L41,552

*    Amounts are reported in USD.

                               JOHN HANCOCK TRUST
                           JHT GLOBAL ALLOCATION TRUST
                               JHT LARGE CAP TRUST
                           UBS GLOBAL ASSET MANAGEMENT
                                RULE 10F-3 REPORT
                         QUARTER ENDED DECEMBER 31, 2006

THE 10F-3 TRANSACTION INFORMATION FOR THE FOURTH QUARTER 2006 IS LISTED BELOW:

                                                                                                            COMMISSION,
                                SETTLEMENT   TICKER                                              SIZE OF     SPREAD OR   % OF ASSETS
SECURITY NAME       TRADE DATE     DATE      SYMBOL        DEAL TYPE       SHARES/PAR  PRICE    OFFERING      PROFIT       ON TRADE
-------------       ----------  ----------  -------  --------------------  ----------  -----  ------------  -----------  -----------
Experian Group Ltd   10/9/2006  10/12/2006  EXPN LN  IPO: Ordinary shares     7,420    L5.60  L800,000,000    L0.1375       0.04%

AFFILIATED UNDERWRITER  SECURITY PURCHASED FROM      ALL UNDERWRITING MEMBERS
----------------------  -----------------------      ------------------------
UBS Investment Bank     Merrill Lynch International  UBS Investment Bank
                                                     Merrill Lynch International
                                                     JPMorgan Cazenove


All transactions have been properly accounted for in accordance with JHT's procedures.

The purchase described in this report was executed in compliance with Rule 10f-3 procedures adopted by the Board of Trustees of John Hancock Trust.

                 JOHN HANCOCK TRUST - RULE 10F-3 PURCHASE REPORT

        SECURITY NAME/SYMBOL: EXPERIAN GROUP LTD 144A LINE CUSIP: 119NLV4

ISSUE INFORMATION AND COMPARISON       THIS PURCHASE            COMPARABLE ISSUE - 1              COMPARABLE ISSUE - 2
--------------------------------   ---------------------   ------------------------------   --------------------------------
Issuer                              Experian Group Ltd        Aer Lingus (144A & Reg S)          Symrise (144A & Reg S)
                                         144A Line

Years of Issuer's Operations            > 3 years                     > 3 years                        > 3 years

Market on Which Traded             London Stock Exchange       London Stock Exchange/           Frankfurt Stock Exchange
                                                                Irish Stock Exchange
Purchase / Trade Date                    10/9/2006                    9/27/2006                        12/11/2006

Offering Price                            L5.60                       Eur 2.20                          Eur 17.25

Principal Amount of Offering          L800,000,000         Eur 644m (excluding greenshoe)   Eur 1,215m (excluding greenshoe)

Commission, Spread, or Profit            L0.1375             Selling concession Eur 0.11      Selling concession Eur 0.2415

Total Market Capitalization           L5,999,380,000              Eur 1,116,000,000*               Eur 2,038,484,250 *

Industry or Sector                  Commercial Services                Airline                    Chemical Manufacturer

Underwriter?                            See attached                   UBS/AIB                           UBS/DB

Date of First Offering?                  10/9/2006

Amount of Total Offering?              L800,000,000

Portfolio Assets on Trade Date?           L41,552

% of Portfolio Assets applied to
Purchase?                                  0.04%

Test Set Forth in paragraph
(B)(4) of Procedures Satisfied?            Yes

*    based on shs o/s of 530m

*    based on shares o/s of 118,173,000

                               JOHN HANCOCK TRUST
                                   VALUE TRUST
                                RULE 10F-3 REPORT
                     FOR THE QUARTER ENDED DECEMBER 31, 2006
                                COMPLIANCE REPORT

10F-3 TRANSACTIONS:

                                                      Securities Purchased             Comparable Securities
                                                   --------------------------   -----------------------------------
                                                                    1                    2                  3
1. Name of Underwriter & Syndicate Members         Goldman Sachs
                                                   JP Morgan Chase
                                                   Lehman Brothers
                                                   Merrill Lynch & CO.
                                                   Credit Suisse Securities
                                                   Morgan Stanley
                                                   UBS Securities
                                                   Wachovia Capital Markets

2.  Name of Issuers                                Hertz Global Holdings Inc.   Kansas City Southern   Stanley Inc.

3.  Title of Securities                            Hertz Global Holdings Inc.   Kansas City Southern   Stanley Inc.

4.  Date of First Offering                                  11/15/2006                12/4/2006         10/17/2006

5.  Amount of Total Offering                              1,323,600,000              39,830,000         81,900,000

6.  Unit Price of Offering                                   $15.00                    $26.65             $13.00

7.  Underwriting Spread or Commission                         $0.64                     $0.87              $0.91

8.  Years of Issuer's Operations                             Over 3

9.  Trade Date                                             11/15/2006

10. Portfolio Assets On Trade Date                        $342,303,388

11. Price Paid Per Unit                                      $15.00

12. Total Price Paid by Portfolio                          $3,355,500

13. Total Price Paid by Portfolio Plus Total
    Price Paid for same securities by other
    Subadvised Portfolios                                 $18,750,000

14. % of Portfolio Assets Applied to Purchase                0.980%

15. Par. B(4) Procedures Satisfied?                            Yes

16. Par. B(5) Prohibitions Not Violated?                       Yes

17. Years of Continuous Operation?                             Yes

18. For Municipal Securities Only Rating                        NA
    Complies With Par. A(4) Procedures

19. Par. B(1)(a), B(1)(b) and B(1)(c) Satisfied?               Yes

All purchases by Morgan Stanley Investment Management Inc. described above were effected in compliance with the Trust's Rule 10f-3 Procedures.

                                                Securities Purchased                       Comparable Securities
                                                --------------------   -------------------------------------------------------------
                                                          1                            2                               3

1.   Name of Underwriter & Syndicate Members    Goldman Sachs
                                                JP Morgan Chase
                                                Lehman Brothers
                                                Merrill Lynch & Co.
                                                Calyon Securities
                                                Morgan Stanley
                                                UbS Investment Bank
                                                Wachovia Securities
                                                Citigroup

2.   Name of Issuers                             Aercap Holdings Nv   Spirit Aerosystems Holdings Inc.   Dyncorp International Inc.

3.   Title of Securities                         Aercap Holdings Nv   Spirit Aerosystems Holdings Inc.   Dyncorp International Inc.

4.   Date Of First Offering                          11/20/2006                  11/20/2006                       5/3/2006

5.   Amount of Total Offering                        600,300,000                1,432,080,000                    375,000,000

6.   Unit Price of Offering                            $23.00                      $26.00                          $15.00

7.   Underwriting Spread or Commission                  $1.61                       $1.30                           $0.90

8.   Years of Issuer's Operations                      Over 3

9.   Trade Date                                      11/20/2006

10.  Portfolio Assets on Trade Date                 $348,919,146

11.  Price Paid Per Unit                               $23.00

12.  Total Price Paid by Portfolio                   $1,543,300

13.  Total Price Paid by Portfolio plus Total
     Price Paid for same securities by other
     Subadvised Portfolios                           $8,528,975

14.  % of Portfolio Assets Applied to Purchase         0.440%

15.  Par. B(4) Procedures Satisfied?                     Yes

16.  Par. B(5) Prohibitions Not Violated?                Yes

17.  Years of Continuous Operation?                      Yes

18.  For Municipal Securities only
     Rating Complies with Par. A(4) Procedures            Na

19.  Par. B(1)(A), B(1)(B) And B(1)(C)
     Satisfied?                                          Yes

All purchases by Morgan Stanley Investment Management Inc. described above were effected in compliance with the Trust's Rule 10f-3 Procedures.

Notes:

The security type for all transactions is Agency.

The broker for each transaction was Morgan Stanley.

All transactions have been properly accounted for in accordance with JHT's procedures.

The commission received is reasonable and fair compared to commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period

                               JOHN HANCOCK TRUST
                           U.S. HIGH YIELD BOND TRUST
                    MANAGED BY WELLS CAPITAL MANAGEMENT, INC.
                         QUARTER ENDED DECEMBER 31, 2006

                               10F-3 TRANSACTIONS

                                                                     BUY/   EXECUTION     SELLING    TOTAL PRICE
CUSIP                   SECURITY                PAR        DATE      SELL     PRICE     CONCESSION       PAID
-----       -------------------------------   -------   ----------   ----   ---------   ----------   -----------
61945AAA5   MOSAIC COMPANY 7.375% 12-01-14    650,000   11/16/2006    Buy      100           0            --
61945AAD9   MOSAIC COMPANY 7.625% 12-01-16    650,000   11/16/2006    Buy      100           0            --
20453EAA7   COMPLETE PRODUCTION 8% 12/15/16   324,000   11/29/2006    Buy      100           0            --

Purchased securities at the issue price, paid no concession.

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND UNDERWRITING SYNDICATE MEMBERS

     JOINT LEAD MANAGERS-BOOKS:

     JP Morgan
     Merrill Lynch & Co

     CO MANAGERS:

     ABN Amro
     Barclays Capital
     Credit Suisse
     Scotia Capital Inc
     UBS Securities
     Wells Fargo

(2)  NAMES OF ISSUERS

     MOSAIC CO

(3)  TITLE OF SECURITIES

     MOSAIC CO, MOS 7 3/8 12/01/14 Notes

(4)  DATE OF FIRST OFFERING

     11/16/06

(5)  AMOUNT OF TOTAL OFFERING

     $475 MM

(6)  UNIT PRICE OF OFFERING

     100

COMPARABLE SECURITIES
--------------------
GEORGIA GULF CRP       GGC      7.125   12/15/2013
KRATON POLYMERS        KRATON   8.125    1/15/2014
NALCO FINANCE          NLC          9     2/1/2014

(7)  UNDERWRITING SPREAD OR COMMISSION

     0

(8)  YEARS OF ISSUER'S OPERATIONS

     > 15 years

(9)  TRADE DATE

     11/16/06

(10) PORTFOLIO ASSETS ON TRADE DATE

     $334,890,329

(11) PRICE PAID PER UNIT

     100

(12) TOTAL PRICE PAID BY PORTFOLIO

     $650,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12) PLUS TOTAL PRICE PAID FOR SAME SECURITIES BY OTHER PORTFOLIOS FOR WHICH SUBADVISER ACTS AS INVESTMENT ADVISER

     $4,000,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE

     0.19%

(15) TEST SET FORTH IN PARAGRAPH (B)(4) OF PROCEDURES SATISFIED?

     Yes

(16) PROHIBITIONS SET FORTH IN PARAGRAPH (B)(5) OF PROCEDURES NOT
     VIOLATED?

     Yes

(17) YEARS OF CONTINUOUS OPERATION (UNLESS MUNICIPAL SECURITY, SEE BELOW)

     > l5years

(18) MUNICIPAL SECURITY - RECEIVED A RATING IN COMPLIANCE WITH PARAGRAPH (A)(4) OF THE PROCEDURES?

     N/A

(19) HAVE THE CONDITIONS IN PARAGRAPHS (B)(1)(A), (B)(1)(B) AND (B)(1)(C) OF PROCEDURES BEEN SATISFIED?

     Yes

ALL PURCHASES BY WELLS CAPITAL MANAGEMENT DESCRIBED ABOVE WERE EFFECTED IN COMPLIANCE WITH THE TRUST'S RULE 10F-3 PROCEDURES.


/s/ MAI SHIVER
-------------------------------------
MAI SHIVER
CHIEF COMPLIANCE OFFICER

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND UNDERWRITING SYNDICATE MEMBERS

        JOINT LEAD MANAGERS-BOOKS:

        JP Morgan
        Merrill Lynch & Co

        CO MANAGERS:

        ABN Amro
        Barclays Capital
        Credit Suisse
        Scotia Capital Inc
        UBS Securities
        Wells Fargo

(2)  NAMES OF ISSUERS

     MOSAIC CO

(3)  TITLE OF SECURITIES

     MOSAIC CO, MOS 7 5/8 12/01/16 Notes

(4)  DATE OF FIRST OFFERING

     11/16/06

(5)  AMOUNT OF TOTAL OFFERING

     $475 MM

(6)  UNIT PRICE OF OFFERING

     100

COMPARABLE SECURITIES
---------------------
HUNTSMAN INT LLC        HUN   7.375     1/1/2015
WESTLAKE CHEM           WLK   6.625    1/15/2016
CHEMTURA CORP           CEM   6.875     6/1/2016
LYONDELL CHEMICA        LYO    8.25    9/15/2016
GEORGIA GULF CRP        GGC   10.75   10/15/2016

(7)  UNDERWRITING SPREAD OR COMMISSION

     0

(8)  YEARS OF ISSUER'S OPERATIONS

     > 15 years

(9)  TRADE DATE

     11/16/06

(10) PORTFOLIO ASSETS ON TRADE DATE

     $334,890,329

(11) PRICE PAID PER UNIT

     100

(12) TOTAL PRICE PAID BY PORTFOLIO

     $650,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12) PLUS TOTAL PRICE PAID FOR SAME SECURITIES BY OTHER PORTFOLIOS FOR WHICH SUBADVISER ACTS AS INVESTMENT ADVISER

     $4,000,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE

     0.19%

(15) TEST SET FORTH IN PARAGRAPH (B)(4) OF PROCEDURES SATISFIED?

     Yes

(16) PROHIBITIONS SET FORTH IN PARAGRAPH (B)(5) OF PROCEDURES NOT VIOLATED?

     Yes

(17) YEARS OF CONTINUOUS OPERATION (UNLESS MUNICIPAL SECURITY, SEE BELOW)

     > 15 years

(18) MUNICIPAL SECURITY - RECEIVED A RATING IN COMPLIANCE WITH PARAGRAPH (A)(4) OF THE PROCEDURES?

     N/A

(19) HAVE THE CONDITIONS IN PARAGRAPHS (B)(1)(A),(B)(1)(B) AND (B)(1)(C) OF PROCEDURES BEEN SATISFIED?

     Yes

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND UNDERWRITING SYNDICATE MEMBERS

        JOINT LEAD MANAGERS-BOOKS:

        Credit Suisse

        CO MANAGERS:

        Comerica Securities
        JP Morgan
        UBS Securities
        Wells Fargo

(2)  NAMES OF ISSUERS

     COMPLETE PRODUCTION SERV

(3)  TITLE OF SECURITIES

     COMPLETE PRODUCT. CPX 8 12/15/16 Notes

(4)  DATE OF FIRST OFFERING

     11/29/06

(5)  AMOUNT OF TOTAL OFFERING

     $650 MM

(6)  UNIT PRICE OF OFFERING

     100

COMPARABLE SECURITIES
---------------------
STEWART & STEVEN   STEWST      10   7/15/2014
DRESSER-RAND       DRRAND   7.375   11/1/2014
BASIC ENERGY SVC   BAS      7.125   4/15/2016

(7)  UNDERWRITING SPREAD OR COMMISSION

     0

(8)  YEARS OF ISSUER'S OPERATIONS

     > 5 years

(9)  TRADE DATE

     11/29/06

(10) PORTFOLIO ASSETS ON TRADE DATE

     $338,729,033

(11) PRICE PAID PER UNIT

     100

(12) TOTAL PRICE PAID BY PORTFOLIO

     $324,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12) PLUS TOTAL PRICE PAID FOR SAME SECURITIES BY OTHER PORTFOLIOS FOR WHICH SUBADVISER ACTS AS INVESTMENT ADVISER

     $2,000,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE

     0.10%

(15) TEST SET FORTH IN PARAGRAPH (B)(4) OF PROCEDURES SATISFIED?

     Yes

(16) PROHIBITIONS SET FORTH IN PARAGRAPH (B)(5) OF PROCEDURES NOT VIOLATED?

     Yes

(17) YEARS OF CONTINUOUS OPERATION (UNLESS MUNICIPAL SECURITY, SEE BELOW)

     > 5 years

(18) MUNICIPAL SECURITY - RECEIVED A RATING IN COMPLIANCE WITH PARAGRAPH (A)(4) OF THE PROCEDURES?

     N/A

(19) HAVE THE CONDITIONS IN PARAGRAPHS (B)(1)(A),(B)(1)(B) AND (B)(1)(C) OF PROCEDURES BEEN SATISFIED?

     Yes

                               JOHN HANCOCK TRUST
                                 CORE BOND TRUST
                    MANAGED BY WELLS CAPITAL MANAGEMENT, INC.
                         QUARTER ENDED DECEMBER 31, 2006

                               10F-3 TRANSACTIONS

                                                                          BUY/   EXECUTION     SELLING
  CUSIP                   SECURITY                   PAR        DATE      SELL     PRICE     CONCESSION   TOTAL PRICE PAID
---------   ------------------------------------   -------   ----------   ----   ---------   ----------   ----------------
38141GES9   GOLDMAN SACHS GROUP INC 5.95 1/15/27   290,000    11/2/2006    Buy     99.746         0            289,263
524908UB4   LEHMAN BROS HOLDINGS 5.75% 1/3/17      215,000   10/17/2006    Buy     99.659         0            214,267

Purchased securities at the issue price, paid no concession.

                          JOHN HANCOCK CORE BOND TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND UNDERWRITING SYNDICATE MEMBERS

     MANAGERS - Goldman Sachs

     SENIOR CO-MANGERS - n/a

     CO-MANAGER - BNP Paribas, Citibank, Deutsche Bank, JP Morgan

     JR. CO-MANAGER - Bank of New York, Castleoak, Santander, Wells Fargo

(2)  NAMES OF ISSUERS

     Goldman Sachs Group, Inc

(3)  TITLE OF SECURITIES

     GS 5.95 1/15/27 - CUSIP 38141GES

(4)  DATE OF FIRST OFFERING

     11/2/2006

(5)  AMOUNT OF TOTAL OFFERING

     $1,000,000,000

(6)  UNIT PRICE OF OFFERING

     $99.746

COMPARABLE SECURITIES

     1)   Merrill Lynch CUSIP 59022CAB9

     2)   Morgan Stanley CUSIP 61746BCY0

     3)   Goldman Sachs CUSIP 38143YAC7

(7)  UNDERWRITING SPREAD OR COMMISSION

     Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)  YEARS OF ISSUER'S OPERATIONS

     137

(9)  TRADE DATE

     11/2/2006

(10) PORTFOLIO ASSETS ON TRADE DATE

     $210,213,132.74

(11) PRICE PAID PER UNIT

     $99.746

(12) TOTAL PRICE PAID BY PORTFOLIO

     290,000 bonds @ $99.746= $289,263.40

(13) TOTAL PRICE PAID BY PORTFOLIO (12) PLUS TOTAL PRICE PAID FOR SAME SECURITIES BY OTHER PORTFOLIOS FOR WHICH SUBADVISER ACTS AS INVESTMENT ADVISER

     20,0000,000 bonds @ $99.746 = $19,949,200.00

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE

     0.137%

(15) TEST SET FORTH IN PARAGRAPH (B)(4) OF PROCEDURES SATISFIED?

     Yes

(16) PROHIBITIONS SET FORTH IN PARAGRAPH (B)(5) OF PROCEDURES NOT VIOLATED?

     Not violated

(17) YEARS OF CONTINUOUS OPERATION (UNLESS MUNICIPAL SECURITY, SEE BELOW)

     137 years

(18) MUNICIPAL SECURITY - RECEIVED A RATING IN COMPLIANCE WITH PARAGRAPH (A)(4) OF THE PROCEDURES?

     N/A

(19) HAVE THE CONDITIONS IN PARAGRAPHS (B)(1)(A), (B)(1)(B) AND (B)(1)(C) OF PROCEDURES BEEN SATISFIED?

     Yes

                          JOHN HANCOCK CORE BOND TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND UNDERWRITING SYNDICATE MEMBERS

        MANAGERS - Lehman Brothers

        SENIOR CO-MANGERS - n/a

        CO-MANAGER - n/a

        JR. CO-MANAGER - Banca IMI, BBVA Securities Inc., Banc of America Securities LLC< Calyon, Citigroup, Commerzbank Corporate & Markets, Countrywide Securities Corp, Fortis Securities, LaSalle Capital Markets, SunTrust Robinson Humphrey, Wells Fargo Securities, Zions Direct

(2)  NAMES OF ISSUERS

     Lehman Brothers Holdings

(3)  TITLE OF SECURITIES

     LEH 5.75 1/3/2017 -CUSIP 524908UB4

(4)  DATE OF FIRST OFFERING

     10/17/2006

(5)  AMOUNT OF TOTAL OFFERING

     $1,250,000,000

(6)  UNIT PRICE OF OFFERING

     $99.659

COMPARABLE SECURITIES

     1)   MERRILL Lynch CUSIP 59022CAB9

     2)   Morgan Stanley CUSIP 61746BCY0

     3)   Goldman Sachs CUSIP 38143YAC7

(7)  UNDERWRITING SPREAD OR COMMISSION

     Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)  YEARS OF ISSUER'S OPERATIONS

     156

(9)  TRADE DATE

     10/17/2006

(10) PORTFOLIO ASSETS ON TRADE DATE

     $206,402,272.28

(11) PRICE PAID PER UNIT

     $99.659

(12) TOTAL PRICE PAID BY PORTFOLIO

     215,000 bonds @ $99.659= $214,266.85

(13) TOTAL PRICE PAID BY PORTFOLIO (12) PLUS TOTAL PRICE PAID FOR SAME SECURITIES BY OTHER PORTFOLIOS FOR WHICH SUBADVISER ACTS AS INVESTMENT ADVISER

     15,0000,000 bonds @ $99.659 = $14,948,850.00

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE

     0.104%

(15) TEST SET FORTH IN PARAGRAPH (B)(4) OF PROCEDURES SATISFIED?

     Yes

(16) PROHIBITIONS SET FORTH IN PARAGRAPH (B)(5) OF PROCEDURES NOT VIOLATED?

     Not violated

(17) YEARS OF CONTINUOUS OPERATION (UNLESS MUNICIPAL SECURITY, SEE BELOW)

     156 years

(18) MUNICIPAL SECURITY - RECEIVED A RATING IN COMPLIANCE WITH PARAGRAPH (A)(4) OF THE PROCEDURES?

     N/A

(19) HAVE THE CONDITIONS IN PARAGRAPHS (B)(1)(A), (B)(1)(B) AND (B)(1)(C) OF PROCEDURES BEEN SATISFIED?

     Yes

                               JOHN HANCOCK TRUST
                                  VISTA TRUST
            MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                    FOR THE QUARTER ENDED DECEMBER 31, 2006

                               10F-3 TRANSACTIONS

The following transactions were executed in accordance with Rule 10f-3 of the Investment Company Act of 1940, and Rule 10f-3 procedures of John Hancock Trust. All transactions have been properly accounted for in accordance with JHT's policies.

                                                                                                                               % OF
                                                                                                                               NET
                                                                               ALL                    SECURITY                ASSETS
TRADE     SETTLEMENT  SECURITY  DEAL                           SIZE OF    UNDERWRITING   AFFILIATED  PURCHASED                  ON
DATE         DATE       NAME    TYPE  SHARES      PRICE       OFFERING       MEMBERS    UNDERWRITER     FROM       SPREAD      TRADE
-----     ----------  --------  ----  ------  ------------  ------------  ------------  -----------  ---------  ------------  ------
                      Nymex                                                                          Bank of
11/16/06  11/22/06    Holdings  IPO    73        $59.00     $383,500,000  *See Below    JP Morgan     America   $3.84/6.508%  0.004%

ISSUER AND COMPARISON INFORMATION   THIS PURCHASE   COMPARABLE - 1   COMPARABLE - 2
---------------------------------   -------------   --------------   --------------
Issuer                                   >3                >3              >3
Market on Which Traded                   NYSE             NYSE             NYSE
Purchase/Trade Date                   11/16/2006      11/08/2006       10/17/2006
Offering Price                         $59.00           $21.00           $17.00
Principal Amount of Offering         $383,500,000    $142,800,000     $164,999,994
Spread                               $3.84/6.508%     $1.47/7.00%      $1.19/7.00%
Industry or Sector                    Brokerage        Brokerage        Insurance

Date of First Offering?                                        11/16/2006
Amount of Total Offering?                                     $383,500,000
Portfolio Net Assets on Trade Date?                           $114,074,795
% of Portfolio Assets applied to Purchase?                       0.004%
Test set Forth in paragraph (B)(4) of Procedures Satisfied?        Yes

*    Underwriters

Joint Lead Managers        Co-Lead Manager(s)
-------------------        -------------------
JP Morgan Securities Inc.  Bank of America Securities LLC
Merrill Lynch & Co.        Citigroup Global Markets Inc.
                           Lehman Brothers Inc.
                           Sandler O'Neill & Partners, LP

Name: Gregg Renner

Date: January 17, 2007

                               JOHN HANCOCK TRUST
                               ALL CAP CORE TRUST
                              DYNAMIC GROWTH TRUST
                          REAL ESTATE SECURITIES TRUST
                       GLOBAL REAL ESTATE SECURITIES TRUST
                      MANAGED BY DEUTSCHE ASSET MANAGEMENT
                     FOR THE QUARTER ENDED DECEMBER 31, 2006

                               10F-3 TRANSACTIONS

                                                                                           EXECUTION    GROSS      NET
FUND(S)                                       SECURITY           SHARES/PAR      DATE        PRICE     SPREAD   PROCEEDS
-------                               ------------------------   ----------   ----------   ---------   ------   --------
All Cap Core Trust                    None
Dynamic Growth Trust                  Home Inns & Hotels Mgmt       1,600     10/26/2006     13.80      0.966     22,080
                                      Melco PBL Enteratainment      3,000     12/19/2006     19.00      1.235     57,000
Real Estate Securities Trust          None
Global Real Estate Securities Trust   Home Inns & Hotels Mgmt       4,200     10/26/2006     13.80      0.580     57,960
                                      Melco PBL Enteratainment     17,050     12/19/2006     19.00      0.741    323,950
                                      Sistema Hals                 81,050      11/3/2006     10.70      0.740    867,235

10F-3 REPORT - JOHN HANCOCK TRUST
             - JOHN HANCOCK FUNDS II

                             GLOBAL REAL ESTATE FUND
                       PROCEDURES PURSUANT TO RULE 10F-3

(1)  Name of Underwriter and Underwriting Syndicate Members

     CREDIT SUISSE FIRST BOSTON, UBS

(2)  Names of Issuers

     MELCO PBL ENTERTAINMENT - ADR

(3)  Title of Securities

     MELCO PBL ENTERTAINMENT - ADR

(4)  Date of First Offering

     12/18/2006

     Comparable Securities
     (1)       (2)       (3)

(5)  Amount of Total Offering

     60.25 MILLION

(6)  Unit Price of Offering

     $19.00

(7)  Underwriting Spread or Commission

     .741

(8)  Years of Issuer's Operations

(9)  Trade Date

     12/19/2006

(10) Portfolio Assets on Trade Date

     JHF II GLOBAL REAL ESTATE SECURITIES - $160,692,118.61
     JHT GLOBAL REAL ESTATE SECURITIES - $152,389,506.84

(11) Price Paid per Unit

     $19.00

(12) Total Price Paid by Portfolio

     JHF II GLOBAL REAL ESTATE FUND - $306,850
     JHT GLOBAL REAL ESTATE FUND - $323,950

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

(14) % of Portfolio Assets Applied to Purchase

     .02%

10F-3 REPORT - JOHN HANCOCK TRUST
             - JOHN HANCOCK FUNDS II

                             GLOBAL REAL ESTATE FUND
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  Name of Underwriter and Underwriting Syndicate Members

     CREDIT SUISSE FIRST BOSTON, MERRILL LYNCH

(2)  Names of Issuers

     HOME INNS & HOTELS MGMT - ADR

(3)  Title of Securities

     HOME INNS & HOTELS MGMT - ADR

(4)  Date of First Offering

     10/25/2006

     Comparable Securities
     (1)  (2)   (3)

(5)  Amount of Total Offering

     7.90 MILLION

(6)  Unit Price of Offering

     $13.80

(7)  Underwriting Spread or Commission

     .5796

(8)  Years of Issuer's Operations

(9)  Trade Date

     10/26/2006

(10) Portfolio Assets on Trade Date

     JHF II GLOBAL REAL ESTATE SECURITIES - $155,599,018.38
     JHT GLOBAL REAL ESTATE SECURITIES - $160,998,524

(11) Price Paid per Unit

     $13.80

(12) Total Price Paid by Portfolio

     JHF II GLOBAL REAL ESTATE FUND - $55,200.00
     JHT GLOBAL REAL ESTATE FUND - $57,960.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

(14) % of Portfolio Assets Applied to Purchase

     .035

10F-3 REPORT - JOHN HANCOCK FUNDS II

                       GLOBAL REAL ESTATE SECURITIES FUND
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)    Name of Underwriter and             Deutsche/Nomura/UBS
       Underwriting Syndicate Members

(2)    Names of Issuers                    Sistema Hals

(3)    Title of Securities                 Ordinary Shares And Global Depositary Receipts

(4)    Date of First Offering              02/11/2006

                                           Comparable Securities
                                           (1)         (2)         (3)
                                           Prologis    Parquesol   DIC
(5)    Amount of Total Offering            Euro700M    Euro329M    Euro214M
       $400M

(6)    Unit Price of offering              Euro14.35   Euro23.00   Euo22.00
       $192 - 229 Share

(7)    Underwriting Spread or
       Commission
       2% + 0.75% Incentive                        3%        3.5%      3.25%

(8)    Years of Issuer's Operations        12

(9)    Trade Date                          03/11/2006

(10)   Portfolio Assets on Trade Date      European part   Full Value
                                           Hancock     2   Hancock  2
                                           Euro    72.0M         384M

(11)   Price Paid per Unit                 $210.5 Is Mid Price Per Share = $10.5 Per GDR

(12)   Total Price Paid by Portfolio       Euro 3.09M - Euro 2.78M (Assuming Mid-Price)

(13)   Total Price Paid by Portfolio       Euro9.48M (At Mid Price)
       (12) plus Total Price Paid for
       same securities by other
       portfolios for which subadviser
       acts as investment adviser

(14)   % of Portfolio Assets Applied to    4% Of European Assets
       Purchase

(15)   Test set forth in paragraph         Yes
       (B)(4) of Procedures satisfied?

(16)   Prohibitions set forth in           Yes
       paragraph (B)(5) of Procedures
       not violated?

(17)   Years of Continuous Operation       12
       (unless municipal security, see
       below)

(18)   Municipal Security - Received a     N/A
       rating in compliance with
       paragraph (A)(4) of the
       Procedures?

(19)   Have the conditions in paragraphs   Yes
       (B)(1)(a),(B)(1)(b) and (B)(1)(c)
       of Procedures been satisfied?

All purchases by RREEF America LLC described above were effected in compliance with the Trust's Rule 10f-3 procedures.


/s/ LJ Karrigan, VP
-------------------------------------

10F-3 REPORT - JOHN HANCOCK TRUST

                              DYNAMIC GROWTH TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  Name of Underwriter and Underwriting Syndicate Members

     DEUTSCHE BANK, CREDIT SUISSE,
     CITIGROUP, UBS

(2)  Names of Issuers

     MELCO PBL ENTERTAINMENT

(3)  Title of Securities

     ADR

(4)  Date of First Offering

     12/1/06

(5)  Amount of Total Offering

     $1,144,750,000

(6)  Unit Price of Offering

     $19.00

(7)  Underwriting Spread or Commission

     $1.23

(8)  Years of Issuer's Operations

     2003

(9)  Trade Date

     12/19/2006

(10) Portfolio Assets on Trade Date

     $155,306,171

(11) Price Paid per Unit

     USD 19.00

(12) Total Price Paid by Portfolio at mid

(13) Total Price Paid by Portfolio (12)
     plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

     USD 19.00

(14) % of Portfolio Assets Applied to Purchase

     .04%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

     YES

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

     NOT VIOLATED

(17) Years of Continuous Operation (unless municipal security, see below)

     3

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

     N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

     YES

10F-3 REPORT - JOHN HANCOCK TRUST

                              DYNAMIC GROWTH TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  Name of Underwriter and Underwriting Syndicate Members

     DEUTSCHE BANK, CREDIT SUISSE,
     MERRILL LYNCH

(2)  Names of Issuers

     HOME INNS & HOTELS

(3)  Title of Securities

     ADR

(4)  Date of First Offering

     10/25/06

(5)  Amount of Total Offering

     $109,020,000

(6)  Unit Price of Offering

     $13.80

(7)  Underwriting Spread or Commission

     $0.96

(8)  Years of Issuer's Operations

     2001

(9)  Trade Date

     10/26/06

(10) Portfolio Assets on Trade Date

     $154,301,451

(11) Price Paid per Unit

     USD 13.80

(12) Total Price Paid by Portfolio at mid

(13) Total Price Paid by Portfolio (12)
     plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

     USD 13.80

(14) % of Portfolio Assets Applied to Purchase

     .01%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

      YES

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

     NOT VIOLATED

(17) Years of Continuous Operation (unless municipal security, see below)

     5

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

     N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

     YES

                               JOHN HANCOCK TRUST
                               ALL CAP CORE TRUST
                              DYNAMIC GROWTH TRUST
                          REAL ESTATE SECURITIES TRUST
                       GLOBAL REAL ESTATE SECURITIES TRUST
                      MANAGED BY DEUTSCHE ASSET MANAGEMENT
                    FOR THE QUARTER ENDED SEPTEMBER 30, 2006

                               10F-3 TRANSACTIONS

                                                                        EXECUTION     SELLING          NET
FUND(S)                           SECURITY    SHARES/PAR       DATE       PRICE     CONCESSION       PROCEEDS
-------                           --------   ------------   ---------   ---------   ----------   ---------------
All Cap Core Trust                  None
Dynamic Growth Trust                None
Real Estate Securities Trust        None
Global Real Estate Securities
   Trust Shui On Land Ltd                    1,982,000.00   9/27/2006    HKD 5.35       1%       HKD  10,603,700
   Prologis European Properties                 85,225.00   9/25/2006      E14.35       3%         E1,222,978.75

10F-3 REPORT - JOHN HANCOCK TRUST

                       GLOBAL REAL ESTATE SECURITIES TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  Name of Underwriter and            DEUTSCHE BANK
     Underwriting Syndicate Members     JP MORGAN
                                        HSBC

(2)  Names of Issuers                   SHUI ON LAND LIMITED

(3)  Title of Securities                Ordinary Units

(4)  Date of First Offering             25/9/06

                              Comparable Securities

                              (1) SPG Land   (2) Hannstar   (3) Computime

(5)  Amount of Total Offering ~US$795mn

(6)  Unit Price of Offering HK$5.35

(7)  Underwriting Spread or
     Commission
     1%

(8)  Years of Issuer's Operations
     7 (1999)

(9)  Trade Date*

(10) Portfolio Assets on Trade Date

     As at*  25/9   JH1     JH2
             ASIA   $Nil   $Nil

*    STOCK WAS LISTED ON 4TH OCT AND HENCE NIL VALUE ON 25TH SEP

(11) Price Paid per Unit HK$5.35

(12) Total Price Paid by Portfolio at mid   JH Trust - HK$10,603,700, JH Fund -
                                            HK$10,282,700

(13) Total Price Paid by Portfolio
     (12) plus Total Price Paid for
     same securities by other
     portfolios for which subadviser
     acts as investment adviser         Same as above

(14) % of Portfolio Assets              >1%   >1%
     Applied to Purchase

10F-3 REPORT - JOHN HANCOCK TRUST

                       GLOBAL REAL ESTATE SECURITIES TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  Name of Underwriter and            DEUTSCHE BANK
     Underwriting Syndicate Members     MORGAN STANLEY

(2)  Names of Issuers                   PROLOGIS EUROPEAN PROPERTIES

(3)  Title of Securities                Ordinary Units

(4)  Date of First Offering             21/9/06

                              Comparable Securities

                              (1) PARQUESOL   (2) RIOFISA     (3) DIC
                              PSL SM          RFS SM DAZ GR

(5)  Amount of Total Offering
     E725M AT MID               E329M   E212M   E214M

(6)  Unit Price of Offering
     E14.35 - 14.85             E23     E18     E22

(7)  Underwriting Spread or
     Commission
     3%                         3.5%    3.75%   3.25%

(8)  Years of Issuer's Operations
     7 (1999)

(9)  Trade Date
     25/9/06

(10) Portfolio Assets on Trade Date
     as at   20/9            JH1      JH2
             Europe Global   E75.4M   E73.4M

(11) Price Paid per Unit EURO 14.35

(12) Total Price Paid by Portfolio at mid   E1.5M   E1.46M

(13) Total Price Paid by Portfolio (12)
     plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
     EURO 5.42 MILLION

(14) % of Portfolio Assets   1.99%   1.99%
     Applied to Purchase

                               JOHN HANCOCK TRUST
                                 CORE BOND TRUST
                    MANAGED BY WELLS CAPITAL MANAGEMENT, INC.
                        QUARTER ENDED SEPTEMBER 30, 2006

                               10F-3 TRANSACTIONS

                                                               BUY/   EXECUTION     SELLING    COMMISSIONS
CUSIP                   SECURITY            PAR       DATE     SELL     PRICE     CONCESSION       PAID
-----            ----------------------   ------   ---------   ----   ---------   ----------   -----------
____.
None to Report
032511AY3        Anadarko 6.45% 9/15/36   60,000   9/14/2006    Buy     99.528         0        99.528
032511AX5        Anadarko 5.95% 9/15/16   100000   9/14/2006    Buy     99.577         0        99.577

Purchased securities at the issue price, paid no concession.

                          JOHN HANCOCK CORE BOND TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND
     UNDERWRITING SYNDICATE MEMBERS
     Affiliated Syndicate Members
     Syndicate:

          MANAGERS - Credit Suisse (lead), UBS, Citigroup and Goldman Sachs

          SENIOR CO-MANGERS - Bank of America, Deutsche, Morgan Stanley, BMO, LaSalle, RBS, BNP Paribas, Mitsubishi, Wachovia.

          CO-MANAGER - Calyon Securities, DnB Nor Markets, Soociete Generale, Scotia Capital.

          JR. CO-MANAGER - BBVA, Mellon Financial, BNY Capital Markets, RBS Capital, HVB Capital and Wells Fargo Securities.

(2)  NAMES OF ISSUERS
     Anadarko Petroleum Corporation

(3)  TITLE OF SECURITIES
     APC 6.45% 9/15/36 maturity cusip 032511AY3
     APC 5.95% 9/15/16 maturity cusip 032511AX5

(4)  DATE OF FIRST OFFERING
     9/14/2006

(5)  AMOUNT OF TOTAL OFFERING:
     $5,500,000,000.
     $1,750,000,000 9/15/16 (we participated), $1,750,000,000 9/15/36 maturity
     (we participated) and
     $2,000,000,000 9/15/09 floater (we did not participate).

(6)  UNIT PRICE OF OFFERING
     $99.528 9/15/36 maturity cusip 032511AY3
     $99.577 9/15/16 maturity cusip 032511AX5

COMPARABLE SECURITIES

     1)   Devon Energy. Cusip 251799AA0

     2)   Conoco Phillips cusip 20825CAF1

     3)   Canadian Natural Resources 136385AJ0

(7)  UNDERWRITING SPREAD OR
     COMMISSION
     Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)  YEARS OF ISSUER'S OPERATIONS
     47 years

(9)  TRADE DATE
     9/14/2006

(10) PORTFOLIO ASSETS ON TRADE DATE
     $209,476,109

(11) PRICE PAID PER UNIT
     $99.528 9/15/36 maturity cusip 032511AY3
     $99.577 9/15/16 maturity cusip 032511AX5

(12) TOTAL PRICE PAID BY PORTFOLIO
     60,000 bonds @ $99.528 = $59,716.80 6.45% 9/15/36 maturity cusip 032511AY3
     100,000 bonds @ 99.577 = $99,577.00 5.95% 9/15/16 maturity cusip 032511AX5

(13) TOTAL PRICE PAID BY PORTFOLIO (12)
     PLUS TOTAL PRICE PAID FOR SAME SECURITIES
     BY OTHER PORTFOLIOS FOR WHICH SUBADVISER
     ACTS AS INVESTMENT ADVISER
     4,000,000 bonds @99.528 = $3,981,120 6.45% 9/15/36 maturity cusip 032511AY3
     7,000,000 bonds @ 99.577 = $6,970,390 5.95% 9/15/16 maturity cusip
     032511AX5

(14) % OF PORTFOLIO ASSETS
     APPLIED TO PURCHASE
     0.076%